SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN VARIABLE ANNUITY FUNDS

I.              Evergreen VA International Equity Fund (the “Fund”)

             Effective June 5, 2007, Francis X. Claro, CFA, is added as portfolio manager of the Fund. Effective July 31, 2007, Mr. Claro will be the portfolio manager of the Fund. As of that date, Gilman C. Gunn will no longer manage the Fund. In accordance with these changes, the section entitled “PORTFOLIO MANAGERS” in Part II of the Fund’s Statement of Additional Information is revised to add the following information under the sub-headings indicated.

Under "Other Funds and Accounts Managed," the table providing information about the registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio manager is revised to reflect the following information as of April 30, 2007:

Portfolio Manager		(Assets in thousands)
Francis X. Claro, CFA	Assets of registered investment companies managed

Evergreen Global Opportunities Fund[1]

		$530,599
	Evergreen International Balanced Income Fund[2]	$249,601
	Evergreen International Equity Fund[2]	$3,359,237
	Evergreen VA International Equity Fund[2]	$308,118
	Clarington Global Small Cap Fund[1]	$76,279
	TA IDEX Multi Manager International Fund	$539,640
	MMA Praxis International Fund	$177,687
	TOTAL...............................................................................................................	$5,241,161
	Those subject to performance fee..........................................................	0
	Number of other pooled investment vehicles managed.............................	1
	Assets of other pooled investment vehicles managed.......................	$26,467
	Number of those subject to performance fee........................................	1
	Assets of those subject to performance fee	$26,467
	Number of separate accounts managed........................................................	9
	Assets of separate accounts managed..................................................	$1,158,225
	Number of those subject to performance fee........................................	1
	Assets of those subject to performance fee	$26,467

1  Mr. Claro manages a portion of the portfolios of Evergreen Global Opportunities Fund and Clarington Global Small Cap Fund.  As of April 30, 2007, he was responsible for approximately $330.7 million of the $530.6 million in assets and $47.4 million of the $76.3 million in assets of Evergreen Global Opportunities Fund and Clarington Global Small Cap Fund, respectively.

2  As of April 30, 2007, the assets of Evergreen International Equity Fund and Evergreen VA International Equity Fund were managed by Gilman C. Gunn. Effective July 31, 2007, the assets of Evergreen International Equity Fund and Evergreen VA International Equity Fund will be managed by Mr. Claro. In addition, Mr. Gunn managed a portion of the Evergreen International Balanced Income Fund, consisting of, as of April 30, 2007, approximately $175.3 million of the $249.6 million in assets of the fund. Effective July 31, 2007, Mr. Claro will succeed Mr. Gunn as portfolio manager of that portion of Evergreen International Balanced Income Fund.

Under "Compensation," the table which lists the investment performance benchmarks by which each portfolio manager’s bonus is determined is updated with the following information:

Portfolio Manager

Francis X. Claro, CFA........................	International Team Composite Lipper Global Small Cap Growth Index Lipper International Small Cap Growth Index Lipper International Multi Cap Core Index Callan International Equity Index

                For calendar years 2007 and 2008, Mr. Claro will receive in addition to his annual salary predetermined bonuses (consisting of cash and stock awards) in lieu of a bonus based on performance and subjective evaluation, provided he remains an active employee in good standing as of the time such awards are to be made.  He also is eligible to receive a portion of all management fees and performance fees charged to a privately offered fund for which he serves as portfolio manager.

Under "Fund Holdings," the table which presents the dollar range of investment each portfolio manager beneficially holds in each Fund he or she manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) is amended in part to add the following as of the date of June 5, 2007:

                Evergreen VA International Equity Fund

                Francis X. Claro, CFA                                         $03

3 As of April 30, 2007, Mr. Claro was not a portfolio manager of the Fund. He has subsequently been named as a portfolio manager and is expected to invest in the Fund.

Evergreen Family of Funds

Francis X. Claro, CFA                                         $10,001-$50,000

June 5, 2007	579834 (6/07)